UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2020

Tesla, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34756	91-2197729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3500 Deer Creek Road

Palo Alto, California 94304

(Address of Principal Executive Offices, and Zip Code)

(650) 681-5000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	TSLA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At Tesla, Inc.’s (“Tesla”) 2020 Annual Meeting of Stockholders (the “Annual Meeting”) held on September 22, 2020, Tesla’s stockholders voted on the following seven proposals and Tesla’s inspector of election certified the vote tabulations indicated below.

Proposal 1

The individuals listed below were elected as Class I directors at the Annual Meeting to serve on Tesla’s Board of Directors (“Board”) for a term of three years or until their respective successors are duly elected and qualified.

	For	Against	Abstained	Broker Non-Votes
Elon Musk	110,328,940	953,331	429,800	41,621,031
Robyn Denholm	90,590,973	20,857,780	263,318	41,621,031
Hiromichi Mizuno	111,178,487	269,438	264,145	41,621,031

Proposal 2

Proposal 2 was a management proposal to approve Tesla’s executive compensation on a non-binding advisory basis. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
93,570,712	17,102,888	1,038,471	41,621,031

Proposal 3

Proposal 3 was a management proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
151,763,733	873,821	695,548	—

Proposal 4

Proposal 4 was a non-binding advisory stockholder proposal regarding paid advertising.  This stockholder proposal was not approved.

For	Against	Abstained	Broker Non-Votes
1,108,793	109,870,646	732,632	41,621,031

Proposal 5

Proposal 5 was a non-binding advisory stockholder proposal regarding simple majority voting provisions in Tesla’s governing documents.  This stockholder proposal was approved.

For	Against	Abstained	Broker Non-Votes
62,212,916	48,879,035	620,120	41,621,031

Proposal 6

Proposal 6 was a non-binding advisory stockholder proposal regarding reporting on employee arbitration.  This stockholder proposal was not approved.

For	Against	Abstained	Broker Non-Votes
29,705,849	81,039,674	966,548	41,621,031

Proposal 7

Proposal 7 was a non-binding advisory stockholder proposal regarding additional reporting on human rights.  This stockholder proposal was not approved.

For	Against	Abstained	Broker Non-Votes
27,524,596	83,367,090	820,385	41,621,031

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESLA, INC.

By:	/s/ Zachary J. Kirkhorn
Zachary J. Kirkhorn Chief Financial Officer

Date: September 24, 2020